LETTER OF INTENT
-Strictly Personal and Confidential-

TO:
The Shareholder of Financial Media Net, Inc., corporation duly constituted under Nevada State Laws, United-States, having it’s principal place of business at 1489 W. Palmetto Road, Boca Raton, Florida, 33486;

("Shareholder")

FROM:
Tiger Renewable Energy Limited, corporation duly constituted under Nevada State Laws, United-States, having it’s principal place of business at Sino Favour Centre, 1 On Yip Street, Suite 1302, Chai Wan, Hong Kong;

( "Tiger")

(Tiger and Shareholder are hereinafter collectively referred to as the "Parties")

RE:	Acquisition of Financial Media Net, Inc. (the "Company")

PREAMBLE

The purpose of this letter of intent ("this Letter") is as follows:
a)	to summarize the basic elements of the final agreement which will evidence the proposed transaction (the "Final Agreement");
b)	to set forth, generally, the rights and obligations of the Parties;
c)	to provide a framework for the steps preceding and relating to the closing of the proposed transaction (the "Closing"); and
d)
to specify the nature and content of the documents to be signed before or at the Closing, such as the Final Agreement, the ancillary agreements and the other documents related to the proposed transaction (the "Closing Documents").

PART I: PROVISIONS RELATING TO THE PROPOSED TRANSACTION

1.00	PURPOSE

Subject to any other applicable provision of this Letter, Tiger intends to purchase from the Shareholder of the Company 75,000 Common shares (the "Shares") representing all - one hundred percent (100%) - of the issued and outstanding shares of the share capital of the Company.

Following the acquisition, the intend of Tiger is in the six (6) months following the acquisition of the one hundred percent (100%) - of the issued and outstanding shares of the share capital of the Company, is to merge with the Company.

2.00	CONSIDERATION

2.02           Determination of the Purchase Price
The Purchase Price will determined by Tiger based upon the following elements provided by the Shareholder:
a)	the audited Financial statements of the Company for the fiscal year ended on December 31, 2008 and December 31, 2007;
b)	the interim Financial statements of the Company as at March 31st, 2009;
c)	the budgetary estimates of the Company for the next Two (2) years;
d)	various (oral) information and representations;
e)	various documents and other information in tangible form, including, without limitation, those requested in the due diligent list to be provided;

3.00	PRE-CLOSING PERIOD

3.01	Due Diligence Review of the Company

a) Terms and Conditions of the Due Diligence Review
In order to allow Tiger to accurately assess the adequacy of the proposed transaction and to obtain all information required in that regard, Tiger will carry out a due diligence review of the Company, in accordance with the due diligence list to be provided.

3.02	Preparation of Audited Financial Statements
The Shareholder shall cause a reputable firm of public accountants to prepare audited Financial statements of the Company, including, among other things, the balance sheet and income statement, as at December 31st 2008. The said financial statements shall be prepared in accordance with generally accepted accounting principles and shall be provided with the auditor's report. The Shareholder shall provide a copy the said financial statements to Tiger no later than One hundred and Ninety (119) days after the execution of the present Letter of Intent.

3.03	Ordinary Course of Business of the Company
Between the date of this Letter and the Closing, the Company shall continue its operations in the ordinary course of business, in a manner substantially similar to the course of business up to the date hereof. In particular, but without limiting the generality of the foregoing, the Company shall not do the following, unless Tiger has received prior notice thereof from the Shareholder:

a)	take any measure or make any changes liable to adversely affect the Company or its operations, assets, Shareholder position, projects or value;
b)	acquire, undertake to acquire or offer to acquire all or part (whether or not substantial) of the assets of another business;
c)	acquire, undertake to acquire or offer to acquire all or part (whether or not substantial) of the shares of another company held by a natural or legal person;
d)	carry out an amalgamation, acquisition, winding-up or corporate reorganization;
e)	dispose of all or part of its assets, except for its inventory in the ordinary course of business;
f)	give guarantees or charge its assets with security of any kind whatsoever in favour of third parties;
g)	contractually bind itself towards a third party without the possibility of terminating the said contract within no more than thirty (30) days;
h)	make a change as regards its employees, management, officers or directors;
i)
increase the amount or value of the remuneration (including, without limitation, salaries, bonuses, expense accounts, allowances and various contributions) currently paid to its employees, management, officers and directors;

j)	declare or pay dividends to all or any of its Shareholder;

The Shareholder shall promptly notify Tiger of any change that occurs. In such a case, Tiger shall have full discretion to cancel this Letter merely by giving a notice to the Shareholder.

3.04	Necessary Approvals
The Closing and the signing of the Closing Documents shall be subject to the prior approval of the following persons or groups of persons:
a)	the Company's board of directors;
b)	Tiger's board of directors;
c)	all third parties whose consent to the proposed transaction is required pursuant to any contract, legislation or order, or is otherwise required;

If the preparation and filing of forms, applications for approval or other documents are required by the governmental or regulatory authorities for the purpose of authorizing, approving or allowing the proposed transaction, the Parties shall cooperate with one another in good faith so that such preparation and filing may be carried out diligently and efficiently.

3.05	Conditions Precedent to the Proposed Transaction
The Closing and the signing of the Closing Documents shall be subject to the following conditions precedent:
a)	obtaining the approvals required pursuant to this Letter;
b)
Tiger obtaining a legal opinion from its legal advisors, which opinion Tiger, acting in its sole discretion, considers to be favourable, and which opinion shall relate to the proposed transaction and the consequences resulting there from or likely to result there from, including, without limitation, the following matters:

i.	competition;
ii.	taxation;
iii.	labour;
iv.	all other legal issues which might influence Tiger's decision whether or not to purchase the shares of the Company held by the Shareholder;
c)	Tiger obtaining a legal opinion from the Shareholder's legal advisors regarding the Company's corporate compliance, which opinion Tiger, acting in its sole discretion, considers to be favourable;
d)	Tiger obtaining a report from its various representatives subsequent to the due diligence review of the Company, which report Tiger, acting in its sole discretion, considers to be favourable;
e)	the Parties complying with all applicable antitrust laws and regulations;
f)	there being no change which might adversely affect the Company's operations, assets, Shareholder position or projects;
g)	there being no actual or threatened legal proceedings against the Company which might adversely affect the Company or its operations, assets, Shareholder position or projects;
h)	Tiger obtaining bank financing, institutional financing or private financing allowing it to complete the proposed transaction;
i)	the Shareholder, Tiger, and their respective legal advisors approving the draft Closing Documents;

If it appears that any of the aforementioned conditions cannot be met by the Closing, Tiger shall have full discretion to cancel this Letter merely by giving a notice to the Shareholder.

4.00	FINAL AGREEMENT AND CLOSING

4.01           Shareholder's Representations and Warranties
The Final Agreement shall contain the Shareholder's usual representations and warranties which are generally provided in similar transactions, including, without limitation, representations and warranties relating to the following:
a)	description of the share capital;
b)	ownership of the shares;
c)	share purchase options;
d)	the Company's minute books and reports;
e)	peaceable possession;
f)	operating permits;
g)	undertakings;
h)	there being no legal proceedings against the Company or its assets;
i)	continuous operation;
j)	truthfulness of the Shareholder statements;
k)	there being no amounts owing;
l)	no suretyships having been granted;
m)	the Shareholder's residency;

4.02           Other Provisions of the Sale Agreement
The Final Agreement shall contain all the other provisions usually found in an agreement relating to such transactions.

4.03           Closing Documents

a) List
The Closing Documents shall include the following documents, without limitation:
a)	the Final Agreement;
b)	the minutes of meetings of the directors of the Company;
c)	the power of attorney to transfer the shares in the name of Tiger;
d)	the minutes of meetings of the directors of the Tiger;
e)	the closing agenda;

b) Approval
The Closing Documents shall be subject to prior approval by the Shareholder, Tiger, and their respective legal advisors, whether such documents are signed before or at the Closing.

4.04           Date of the Closing
The Closing shall take place within One Hundred and Twenty (120) days after acceptance of this Letter.

4.05           Location of the Closing
The Closing shall take place at the Company's head office.

PART II: PROVISIONS RELATING TO THIS LETTER OF INTENT

5.00	SPECIFIC PROVISIONS

5.01           Representatives of the Parties
Each of the Parties acknowledges that the person designated herein below by that Party (or any other person replacing the designated person, pursuant to a notice to that effect given to the other Party) shall represent that Party and shall have full authority to take all steps, make all decisions and give all consents required with respect to the performance of this Letter:
•	Tiger's representative:	Robert Clarke
•	e-mail address:	bob@7bridge.com
•	telephone no.:	852-9738-1945

•	Shareholder's representative: James Palladino
•	e-mail address:	jfinancialmedia@ aol.com
•	telephone no.:	(561)692-2800
•	telecopier no.:	(561) 798-3475

5.02	Electronic Communications
The Parties' representatives may communicate with one another by electronic means, in which case, the following presumptions shall apply:
•	the presence of an identification code in an electronic document shall be sufficient to identify the sender and to establish the authenticity of the said document;
•	an electronic document containing an identification code shall constitute a written instrument signed by the sender;
•	an electronic document or any printed output of such document, when kept in accordance with usual business practices, shall be considered to be an original.
The Parties' representatives may also communicate with one another by telecopy.

5.03           Legal Advisors of Tiger
For purposes of the proposed transaction and unless contrary notice is given, Tiger intends to retain the services of the firm of Kaufman Laramee, LLP, as its legal advisors. This firm as well as the legal advisors and employees working there shall act exclusively on behalf of Tiger.

Tiger acknowledges that the Shareholder also has the right to be represented by an independent legal advisor and encourages such representation.

5.04	Cooperation Among the Parties
The Parties shall cooperate with one another, in good faith, in order to:
a)	obtain the necessary approvals for completion of the proposed transaction;
b)	satisfy the conditions precedent for completion of the proposed transaction; and
c)	complete the proposed transaction.

5.05           Professional Expenses (Legal, Accounting and Other)

a) Expenses Assumed by Tiger
Tiger shall assume all professional expenses relating to:
i.	preparation of this Letter;

b) Expenses Assumed by the Shareholder
The Shareholder shall assume all professional expenses relating to:
i.	preparation of the legal opinion relating to the Company's corporate compliance which is required to be provided to Tiger by the Shareholder's legal advisors;

c) Expenses Assumed by the Company
The Company shall assume all professional expenses relating to:
i.	preparation of the audited Shareholder statements;
ii.	updating its corporate books and other legal records;
iii.	obtaining governmental certificates of compliance regarding the Company's corporate status;
iv.	ensuring that the Company is in compliance with respect to legal, accounting, financial, tax and environmental matters;

6.00	GENERAL PROVISIONS

Unless otherwise stated in this Letter, the following provisions shall apply.

6.01           "Force Majeure"
Neither Party shall be considered to be in default pursuant to this Letter if the fulfillment of all or part of its obligations is delayed or prevented due to "force majeure". "Force majeure" is an external unforeseeable and irresistible event, making it absolutely impossible to fulfill an obligation.

6.02           Severability
If all or part of any section, paragraph or provision of this Letter is held invalid or unenforceable, it shall not have any effect whatsoever on any other section, paragraph or provision of this Letter, nor on the remainder of the said section, paragraph or provision, unless otherwise expressly provided for in this Letter.

6.03           Notices
Any notice intended for either Party shall be deemed to be validly given if it is in writing and is sent by registered or certified mail, by bailiff or by courier service to such Party’s address as set forth in this Letter, or to any other address which the Party in question may have indicated in writing to the other Party. A copy of any notice sent by e-mail shall also be sent according to one of the above-mentioned delivery modes.

6.04           Headings
The headings in this Letter have been inserted solely for ease of reference and shall not modify, in any manner whatsoever, the meaning or scope of the provisions hereof.

6.05           Schedules
The Schedules to this Letter shall be deemed to form an integral part hereof if they have been duly initialled by all the Parties.

6.06           No Waiver
Under no circumstances shall the failure, negligence or tardiness of a Party as regards the exercise of a right or a recourse provided for in this Letter be considered to be a waiver of such right or recourse.

6.07           Cumulative Rights
All rights set forth in this Letter shall be cumulative and not alternative. The waiver of a right shall not be interpreted as the waiver of any other right.

6.08           Entire Agreement
This Letter constitutes the entire understanding between the Parties. Declarations, representations, promises or conditions other than those set forth in this Letter shall not be construed in any way so as to contradict, modify or affect the provisions of this Letter.

6.09           Amendments
This Letter shall not be amended or modified except by another written document duly signed by all the Parties.

6.10           Number and Gender
Where appropriate, the singular number set forth in this Letter shall be interpreted as the plural number, and the gender shall be interpreted as masculine, feminine or neuter, as the context dictates.

6.11           No Right to Transfer
Neither of the Parties may, in any manner whatsoever, assign, transfer or convey its rights in this Letter to any third party, without the prior written consent of the other Party.

6.12           Calculating Time Periods
In calculating any time periods under this Letter:
a)	the first day of the period shall not be taken into account, but the last one shall;
b)	the non-juridical days, i.e. Saturdays, Sundays and public holidays, shall be taken into account; and
c)	whenever the last day is a non-juridical day, the period shall be extended to the next juridical day.

6.13           Counterparts
Each counterpart of this Letter shall be considered to be an original when duly initialled and signed by all the Parties, it being understood, however, that all of these counterparts shall constitute one and the same Letter.

6.14           Successors
This Letter shall bind the Parties hereto as well as their respective successors, heirs and assigns.

6.15           Joint and Several Liability
Whenever one of the Parties is constituted of two or more persons, these persons shall be jointly and severally liable towards the other Party.

6.16           Elapsed Time
Whenever one of the Parties fails to fulfill an obligation under this Letter within a stipulated deadline, the mere lapse of time shall constitute a formal notice of default to the said Party.

7.00	EFFECTIVE DATE OF THE LETTER OF INTENT

This Letter shall come into effect on March 25, 2009.
                SIGNED IN THREE (3) COUNTERPARTS,
                IN CHAI WAN, HONG KONG.
                ON MARCH 25 TH, 2009
(s) Robert Clarke
__________________________
Robert Clarke

ACKNOWLEDGEMENT OF RECEIPT AND ACCEPTANCE BY THE SHAREHOLDER

The Shareholder acknowledges receipt of this Letter and accepts the proposal set forth therein.
                SIGNED IN THREE (3) COUNTERPARTS,
                IN  FLORIDA
               ON March 25th, 2009 AT 12 O'CLOCK.

THE SHAREHOLDER
(s) James Palladino
______________________________

(s) J. Bergin

______________________________
WITNESS